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                              Monument Series Fund

                        Monument Digital Technology Fund

                         Monument Medical Sciences Fund

                        Monument Telecommunications Fund


                       Semi-Annual Report To Shareholders
                              For the Period Ended
                                 April 30, 2001

Monument Digital Technology Fund
Schedule of Portfolio Investments (Unaudited)
April 30, 2001

      Number
      Of Shares         Security Description            Market Value
                        Common Stock: 40.0%

                        Access: 6.2%

      51,000            Comcast Corp. (Cl. A)*          $ 2,239,410
      43,000            Global Crossing, Ltd.*              538,790
                                                        -----------
                                                          2,778,200

                        E-Commerce: 9.9%

      40,000            First Data Corp.                  2,697,600
      70,000            Getty Images, Inc.*               1,762,600
                                                        -----------
                                                          4,460,200

                        Hub/Virtual
                        Community: 5.4%

      48,500            AOL Time Warner, Inc.*            2,449,250
                                                        -----------

                        Miscellaneous: 4.3%

      42,000            Nasdaq-100 Shares*                1,938,300
                                                        -----------

                        Satellite: 3.8%

      58,000            EchoStarCommunications
                        Corp. (Cl. A)*                    1,737,680
                                                        -----------

                        Services: 10.4%

      56,000            Agile Software Corp.*(a)          1,067,920

      132,000           McLeodUSA, Inc. (Cl. A)*          1,168,200

      45,000            Verizon Communications,Inc.       2,478,150
                                                        -----------
                                                          4,714,270

                         Total Commom Stock:
                         (Cost   $24,157,364)            18,077,900
                                                        -----------


        Par             Security Description            Market Value

                          Short-Term Investments: 64.4%

        26,777,976      PNC Bank Money Market           $26,777,976
        2,268,022       Sansom Street Money Market        2,268,022
                                                        -----------
                        Total Short-Term                 29,045,998
                        Investments:
                        (Cost $29,045,998)

                        Total Investments:
                        (Cost $53,203,362)**  104.4%    $47,123,898

                        Other Assets and
                        Liabilities, net....   (4.4%)    (2,020,193)

                        Net Assets .........  100.0%    $45,103,705

----------
*    Non-income producing

** Cost for Federal income tax purposes is $53,203,362 and unrealized depreciation consists of:

    Gross unrealized appreciation.....   $   313,200
    Gross unrealized depreciation.....   $(6,392,664)
    Net unrealized depreciation.......   $(6,079,464)


                                  Number                          Unrealized
                 Contract Strike  of          Premium     Market  Appreciation
     Issue       Month    Price   Contracts   Received    Value   (Depreciation)
     -----       -----    -----   ---------   --------    -----   ------------
    CALL OPTION
    CONTRACT
    Agile
    Software
    Corp.....    May-01   15.000      560    $(127,614) $(249,200) $(121,586)

----------
(a)  A portion of this security is subject to call options written. See Note 6.

Monument Medical Sciences Fund
Schedule of Portfolio Investments (Unaudited)
April 30, 2001

      Number
      Of Shares         Security Description                  Market Value
                        Common Stock: 66.8%

                        Biopharmaceuticals: 15.2%

      15,000            Alexion Pharmaceuticals, Inc.*(a)     $  349,950
      22,000            Cubist Pharmaceuticals, Inc.*(a)         684,640
      12,000            Immunex Corp.*                           183,120
      40,000            ImmunoGen, Inc.*                         798,800
      19,000            Medarex, Inc.*                           454,290
      30,000            Millennium Pharmaceuticals, Inc.*      1,116,000
      10,000            Pharmacyclics, Inc.*                     300,000
      15,000            PRAECIS Pharmaceuticals, Inc.*           329,100

                        Biotech: 9.0%

      12,500            Amgen, Inc.*                             764,250
      18,000            COR Therapeutics, Inc.*                  558,000
       1,900            IDEC Pharmaceuticals Corp.*               93,480
      17,000            Protein Design Labs, Inc.*(a)          1,092,250
                                                              ----------
                                                               2,507,980
                        Diagnostics: 7.5%

     268,300            CardioDynamics Intl. Corp.*              973,929
      12,000            IGEN Intl., Inc.*                        264,360
      12,200            Invitrogen Corp.*(a)                     860,222

                                                               2,098,511
                        Discovery Tools:4.6%

      12,500            Applera Corp.,-- Applied                 400,750
                        Biosystems Group
      10,000            Aurora Biosciences Corp.*(a)             232,000
      55,000            Genomic Solutions, Inc.*                 220,550
      13,000            Pharmacopeia, Inc.*                      253,500
      12,000            Visible Genetics, Inc.*                  182,040
                                                              ----------
                                                               1,288,840
                        Genetics: 14.0%

      20,000            Exelixis, Inc.*                          274,000
      26,000            Human Genome Sciences, Inc.*(a)        1,669,980
      15,000            Incyte Genomics, Inc.*                   241,875
      37,400            Lexicom Genetics, Inc.*                  336,600
      20,000            Myriad Genetics, Inc.*(a)              1,059,200
      20,000            Sangamo Biosciences, Inc.*               299,400
                                                              ----------
                                                               3,881,055
                        Medical Devices: 3.8%

      25,000            Thermo Electron Corp.*                   659,000
      12,000            Varian, Inc.*                            387,840
                                                              ----------
                                                               1,046,840
                        Pharmaceuticals: 10.6%

      10,000            Eli Lilly and Company                    850,000
      10,000            IVAX Corp                                400,500
       7,500            MedImmune, Inc.*                         293,625
      15,000            OSI Pharmaceuticals, Inc.*(a)            770,100
      12,000            Pharmacia, Corp                          627,120
                                                              ----------
                                                               2,941,345
                        Services: 2.1%

      22,500            Aradigm Corp.*                           169,875
      13,000            Oxford Health Plans, Inc.*               404,300
                                                              ----------
                                                                 574,175

                        Total Commom Stock:
                        (Cost   $24,237,656)                  18,554,646



        Par             Security Description                 Market Value

                        Short-Term Investments: 38.6%

    7,883,219           PNC Bank Money Market                 26,777,976
    1,421,086           Sansom Street Money Market             1,421,086
    1,421,086           Temp Cash Fund                         1,421,086


                        Total Short-Term
                        Investments:
                        (Cost $10,725,391)                   $10,725,391

                        Total Investments:
                        (Cost $34,963,047)**  105.4%         $29,280,037

                        Other Assets and
                        Liabilities, net....  (5.4%)          (1,493,669)

                        Net Assets .........  100.0%         $27,786,378

----------
*    Non-income producing

** Cost for Federal income tax purposes is $34,963,047 and net unrealized depreciation consists of:


     Gross unrealized appreciation.....   $   394,762
     Gross unrealized depreciation.....   $(6,077,802)
     Net unrealized depreciation.......   $(5,683,010)

                                                                    Unrealized
Contract       Strike   Strike Number of   Premium       Market    Appreciation
Issue          Month    Price  Contracts   Received      Value    (Depreciation)
-----          -----    -----  ---------   --------      -----    -------------
Aurora
Biosciences
Corp.          July-01  25.000    100     $ (24,700)  $   (25,000)    $    (300)

Alexion
Pharmaceuticals,
Inc            May-01   25.000    150     $ (20,560)  $   (29,625)    $  (9,065)

Cubist
Pharmaceuticals,
Inc.           May-01   30.00     220     $ (43,690)  $   (74,800)    $ (31,110)

Human Genome
Sciences,
Inc.           Oct-01   40.00     260      (412,560)     (495,300)      (82,740)

Invitrogen
Corp.          Aug-01   65.00     120      (123,435)     (192,000)      (68,565)

Myriad
Genetics,
Inc.           May-01   45.00     100       (45,800)      (93,500)      (47,700)

OSI
Pharmaceuticals,
Inc.           May-01   45.00     150       (65,060)     (117,000)      (51,940)

Protein
Design
Labs,
Inc.           May-01   60.00     170       (77,135)     (164,900)      (87,765)
                               ------------------------------------------------
                                1,270      (812,940)   (1,192,125)     (379,185)

PUT OPTION
CONTRACT

Alexion
Pharmaceuticals,
Inc.           May-01   20.00     100     $ (22,875)  $   (11,250)    $  11,625

----------
(a)  A portion of this security is subject to call options written. See Note 6.

Monument Telecommunications Fund
Schedule of Portfolio Investments (Unaudited)
April 30, 2001

      Number
      Of Shares         Security Description                    Market Value
                        Common Stock: 54.3%

                        Access: 10.7%

      12,000            Comcast Corp. (Cl. A)*                 $   526,920
      20,000            Global Crossing, Ltd.*                     250,600
      18,000            WorldCom, Inc.*                            328,500
                                                               -----------
                                                                 1,106,020

                        Carriers --Land Based: 3.0%

       7,700            Qwest Communications Intl., Inc*           314,930
      18,000            COR Therapeutics, Inc.*                    558,000
       1,900            IDEC Pharmaceuticals Corp.*                 93,480
      17,000            Protein Design Labs, Inc.*(a)            1,092,250
                                                               -----------
                                                                 2,507,980

                        Equipment -- Services &
                          Software: 4.2%

      17,500            Broadwing, Inc.*                           434,000
                                                               -----------
                        Equipment -- Wireless:
                        8.5%

       3,526            VoiceStream Wireless  Corp.*               370,230
      11,500            Western Wireless Corp.*                    512,095
                                                               -----------
                                                                   882,325
                        Equipment -- Wireline:
                         5.3%

       9,500            Scientific-Atlanta, Inc.                   548,435
                                                               -----------

                        Infrastructure: 0.6%

     12,000             Metromedia Fiber Network, Inc. (Cl. A)*     61,080
                                                               -----------

                        Services: 22.0%

     10,800             Convergys Corp.*                           394,200
      9,500             Gemstar TV Guide Intl., Inc.*              394,440
     35,000             McLeodUSA, Inc. (Cl.A)*                    309,750
    120,000             TALK America Holdings, Inc.*               247,200
     20,000             UnitedGlobalCom, Inc. (Cl. A)*             320,550
     11,000             Verizon Communications, Inc.               605,770
                                                                ----------

                                                                 2,271,910
                        Total Common Stock:
                        (Cost $6,788,670)                        5,618,700


     Par                Security Description                    Market Value

                        Short-Term Investments: 47.4%

   3,869,93             PNC Bank Money Market                  $ 3,869,936
    513,936             Sansom Street Money Market             $   513,936
    513,936             Temp Cash Fund                         $   513,936


                        Total Short-Term
                        Investments:
                        (Cost $4,897,808)                      $ 4,897,808

                        Total Investments:
                        (Cost $11,686,478)**  101.7%           $10,516,508

                        Other Assets and
                        Liabilities, net....  (1.7%)             ($173,247)

                        Net Assets .........  100.0%           $10,343,261
                                              =====            ===========

----------
*    Non-income producing

** Cost for Federal income tax purposes is $11,686,478 and net unrealized depreciation consists of:


     Gross unrealized appreciation.....   $   337,560
     Gross unrealized depreciation.....   $(1,507,530)
     Net unrealized depreciation.......   $(1,169,970)

Monument Series Fund
Statement of Assets and Liabilities (Unaudited)
April 30, 2001


                                          DIGITAL        MEDICAL     TELE-
                                          TECHNOLOGY     SCIENCES    COMMUNICATIONS
                                          FUND           FUND        FUND
                                          ----           ----        ----

ASSETS
Investments at value
(identified cost of $53,203,362,
$34,963,047 and $11,686,478,
respectively)
(Notes 1 and 5)                         $ 47,123,898    $ 29,280,037    $ 10,516,508
Receivable for call options written             --            24,700            --
Capital stock sold                            34,768          11,401           1,749
Interest receivable                          106,176          40,928          17,330
Dividends receivable                          17,325           1,440           4,235
Broker commissions receivable                 57,645          11,748          20,711
Deferred organization costs (Note 1)            --            36,366          35,085
Other assets                                   1,873             709          17,467
                                        ------------    ------------    ------------
TOTAL ASSETS                              47,341,685      29,407,329      10,613,085
                                        ------------    ------------    ------------
LIABILITIES
Options written at value (proceeds
$127,614 and $835,815, respectively)         249,200       1,203,375            --
Capital stock redeemed                       128,420          78,044         260,597
Securities purchased                       1,789,056         310,650            --
Investment management fees                    21,435          12,777           2,364
12b-1 fees Class A shares                     14,763           6,395           2,501
12b-1 fees Class B shares                      6,566           8,141           3,112
12b-1 fees Class C shares                        614             438           1,250
Accrued expenses                              27,926           1,141            --
                                        ------------    ------------    ------------

TOTAL LIABILITIES                          2,237,980       1,620,961         269,824
                                        ------------    ------------    ------------
NET ASSETS                              $ 45,103,705    $ 27,786,368    $ 10,343,261
                                        ============    ============    ============
NET ASSETS BY SHARE CLASS
Class A                                 $ 36,823,047    $ 16,973,742    $  6,339,268
Class B                                    8,218,986      10,729,381       3,927,228
Class C                                       61,672          83,245          76,765
                                        ------------    ------------    ------------
                                        $ 45,103,705    $ 27,786,368    $ 10,343,261
SHARES OUTSTANDING
(Unlimited authorized shares)
 Class A                                   6,381,041       2,209,786         892,557
 Class B                                   1,441,323       1,411,419         559,062
 Class C                                      10,710          10,881          10,863

CLASS A NET ASSET VALUE AND
REDEMPTION PRICE PER
SHARE                                   $       5.77    $       7.68    $       7.10
                                        ============    ============    ============
OFFERING PRICE PER SHARE (Net Asset
Value x 100/94.25)                      $       6.12    $       8.15    $       7.53
                                        ============    ============    ============
CLASS B NET ASSET VALUE AND OFFERING
PRICE PER
SHARE                                   $       5.70    $       7.60    $       7.02
                                        ============    ============    ============
REDEMPTION PRICE PER SHARE (Net Asset
Value x .95)                            $       5.42    $       7.22    $       6.67
                                        ============    ============    ============
CLASS C NET ASSET VALUE AND
REDEMPTION PRICE PER
SHARE                                   $       5.76    $       7.65    $       7.07
                                        ============    ============    ============
OFFERING PRICE PER SHARE (Net Asset
Value x 100/99)                         $       5.82    $       7.73    $       7.14
                                        ============    ============    ============
NET ASSETS CONSIST OF:
Paid in capital                         $ 97,251,725    $ 34,649,852    $ 22,892,906
Accumulated net investment loss             (506,907)       (368,062)       (144,844)
Accumulated undistributed realized
loss on investments and options          (45,440,063)       (444,852)    (11,234,831)
Net unrealized depreciation on
investments and options                   (6,201,050)     (6,050,570)     (1,169,970)
                                        ============    ============    ============

NET ASSETS                              $ 45,103,705    $ 27,786,368    $ 10,343,261
                                        ============    ============    ============

Monument Series Fund
Statement of Operations (Unaudited)
Six-Month Period ended April 30, 2001

                                     DIGITAL         MEDICAL      TELE-
                                     TECHNOLOGY      SCIENCES     COMMUNICATIONS
                                     FUND            FUND         FUND
                                     ----            ----         ----

INVESTMENT INCOME
 Interest                           $    525,659    $     14,420    $    77,943
 Dividends                                37,990         181,480         14,705
                                    ------------    ------------    -----------
TOTAL INVESTMENT INCOME                  563,649         195,900         92,648
                                    ------------    ------------    -----------
EXPENSES
Investment management fees               378,759         209,385         82,359
(Note 2)
12b-1 fee-- Class A shares               122,161          51,039         19,944
(Note 2)
12b-1 fee-- Class B shares                54,355          62,430         23,851
(Note 2)
12b-1 fee-- Class C shares                   371             359            389
(Note 2)
Accounting and
administrative services                   88,219          48,636         18,917
Custodian                                 25,679          11,687          7,648
Registration fees                         45,889          24,716         19,550
Transfer agent fees                      176,518          73,245         39,605
Legal and audit fees                      55,797          43,121         28,207
Organization cost
amortization                                --             5,213          4,152
Shareholder servicing and
reports                                   58,557          36,839         12,644
Trustee's fees                            12,854           7,125          2,787
Miscellaneous                            161,457          53,710         42,098
                                    ------------    ------------    -----------
TOTAL EXPENSES                         1,180,616         627,505        302,151
                                    ------------    ------------    -----------
Fees waived (Note 2)                    (110,060)        (63,543)       (64,659)
                                    ------------    ------------    -----------
NET EXPENSES                           1,070,556         563,962        237,492
                                    ------------    ------------    -----------
Net investment loss                     (506,907)       (368,062)      (144,844)
                                    ------------    ------------    -----------
REALIZED AND UNREALIZED GAIN
LOSS) ON INVESTMENTS AND OPTIONS

Net realized gain (loss) on
investments and options              (27,957,274)         44,046     (6,698,186)

Net change in unrealized
appreciation (depreciation) on
investments and options               (9,649,824)    (10,988,037)       932,144

Net loss on investments and
options                              (37,607,098)    (10,943,991)    (5,766,042)

Net decrease in net assets
resulting from operations           $(38,114,005)   $(11,312,053)   $(5,910,886)
                                    ============    ============    ===========

Monument Series Fund

Statement of Changes in Net Assets (Unaudited)

                                        SIX-MONTH PERIOD ENDED APRIL 30, 2001
                                        -------------------------------------
                                    DIGITAL         MEDICAL       TELE-
                                    TECHNOLOGY      SCIENCES      COMMUNICATIONS
                                    FUND            FUND          FUND
                                    ----            ----          ----

OPERATIONS
Net investment loss                $   (506,907)   $   (368,062)   $   (144,844)
Net realized gain (loss) on         (27,957,274)         44,046      (6,698,186)
investments and options
Net change in unrealized
appreciation (depreciation)
of
  investments and options            (9,649,824)    (10,988,037)        932,144
                                   ------------    ------------    ------------
Net decrease in net assets          (38,114,005)    (11,312,053)     (5,910,886)
                                   ------------    ------------    ------------
resulting from operations
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets
resulting from capital share
  transactions(1)                   (12,954,929)     (4,081,398)     (2,499,625)
                                   ------------    ------------    ------------
Net decrease in net assets          (51,068,934)    (15,393,451)     (8,410,511)
                                   ------------    ------------    ------------
Net assets at beginning of           96,172,639      43,179,819      18,753,772
                                   ------------    ------------    ------------
period
NET ASSETS at the end of
period                             $ 45,103,705    $ 27,786,368    $ 10,343,261
                                   ============    ============    ============

----------
(1)   A summary of capital share transactions follows:


                                                            SIX-MONTH PERIOD ENDED APRIL 30, 2001
                               ------------------------------------------------------------------------------------------
                                       DIGITAL                         MEDICAL                            TELE-
                                      TECHNOLOGY                        SCIENCES                      COMMUNICATIONS
                                         FUND                            FUND(a)                          FUND(b)
                                ------------------------         ------------------------          ----------------------
  CLASS A SHARES                SHARES            VALUE           SHARES           VALUE            SHARES         VALUE
                               --------          -------         --------         -------          --------       --------
Shares sold                      185,011      $  1,288,627       3,737,711      $ 29,866,107        68,446      $   572,117
Shares reinvested
from distributions                    --                --              --                --            --               --
Shares redeemed               (1,705,296)      (12,043,691)     (4,082,152)      (32,374,451)     (286,555)      (2,324,658)
                              ----------      ------------      ----------      ------------      --------      -----------
Net decrease                  (1,520,285)      (10,755,064)       (344,441)       (2,508,344)     (218,109)      (1,752,541)
                              ==========      ============      ==========      ============      ========      ===========

 CLASS B SHARES

Shares sold                       69,020           472,677         117,517         1,059,753        90,887          703,587
Shares reinvested
from distributions                    --                --              --                --            --               --
Shares redeemed                 (391,267)       (2,684,924)       (311,842)       (2,690,431)     (186,389)      (1,465,874)
                              ----------      ------------      ----------      ------------      --------      -----------
Net decrease                    (322,247)       (2,212,247)       (194,325)       (1,630,678)      (95,502)        (762,287)
                              ==========      ============      ==========      ============      ========      ===========

 CLASS C SHARES

Shares sold                        2,501            19,046           6,486            59,022         2,713           22,734
Shares reinvested from
distributions                         --                --              --                --            --               --
Shares redeemed                   (1,184)           (6,664)           (144)           (1,398)         (818)          (7,531)
                              ----------      ------------      ----------      ------------      --------      -----------
Net increase                       1,317      $     12,382           6,342      $     57,624         1,895      $    15,203
                              ==========      ============      ==========      ============      ========      ===========

----------
(a) Transactions in capital stock have been restated to reflect a three for one stock split which occurred on December 15, 2000.

(b) Transactions in capital stock have been restated to reflect a two for one stock split which occurred on December 15, 2000.

Monument Series Fund

Statement of Changes in Net Assets

                                          PERIOD ENDED OCTOBER 31, 2000
                                          -----------------------------
                                    DIGITAL         MEDICAL      TELE-
                                    TECHNOLOGY      SCIENCES     COMMUNICATIONS
                                    FUND*           FUND**       FUND***
                                    -----           ------       -------

OPERATIONS
Net investment loss                $ (2,678,575)   $   (352,418)   $   (266,395)
Net realized loss on                (17,420,013)       (486,110)     (4,527,989)
investments and options
Net change in unrealized
appreciation (depreciation) of
  investments and options            (4,620,167)      4,838,272      (2,188,459)
                                   ------------    ------------    ------------
Net increase (decrease) in net
assets resulting from
  operations                        (24,718,755)      3,999,744      (6,982,843)
DISTRIBUTION TO SHAREHOLDERS
FROM:
Net investment income ($0.00,
$0.0036, and $0.004 per share,
  respectively)                            --              (583)           (413)
Capital gains ($0.00265, $0 43,
and $1.45 per share,
  respectively)                         (23,090)        (68,831)       (118,344)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets
resulting from capital share
  transactions(1)                    55,617,296      37,823,956      25,197,167
                                   ------------    ------------    ------------
Net increase in net assets           30,875,451      41,754,286      18,095,567
                                   ------------    ------------    ------------
Net assets at beginning of period    65,297,188       1,425,533         658,205
                                   ------------    ------------    ------------

NET ASSETS at the end of period    $ 96,172,639    $ 43,179,819    $ 18,753,772
                                   ============    ============    ============

(1)  A summary of capital share transactions follows:


                                                        PERIOD ENDED OCTOBER 31, 2000
                                                 ------------------------------------------
                                     DIGITAL                        MEDICAL                        TELE-
                                   TECHNOLOGY                       SCIENCES                   COMMUNICATIONS
                                      FUND*                         FUND**(A)                     FUND***(B)
                            --------------------------      ------------------------     ---------------------------
  CLASS A SHARES              SHARES           VALUE          SHARES          VALUE          SHARES        VALUE
                             --------        --------      --------        --------       ---------      -------
Shares sold                 13,878,090    $ 145,606,568     3,485,268    $ 33,626,554     1,383,588     $ 19,719,383
Shares reinvested
from distributions               1,346           19,942         9,063          52,168         7,706           90,015
Shares redeemed             (8,104,300)    (116,420,532)    1,200,864     (11,348,014)     (340,054)      (4,746,541)
                           -----------    -------------    ----------    ------------    ----------     ------------
Net increase                 5,775,136       29,205,978     2,293,467      22,330,708     1,051,240       15,062,857
                           ===========    =============    ==========    ============    ==========     ============

   CLASS B SHARES

Shares sold                  2,463,373       37,055,550     2,192,142      20,957,082       838,760       12,428,130
Shares reinvested
from distributions                 115            1,706         2,712          15,601         2,220           25,901
Shares redeemed               (751,752)     (10,766,618)     (593,772)     (5,525,355)     (192,910)      (2,533,078)
                           -----------    -------------    ----------    ------------    ----------     ------------
Net increase                 1,711,736       26,290,647     1,601,082      15,447,328       648,070           58,210
                           ===========    =============    ==========    ============    ==========     ============
 CLASS C SHARES

Shares sold                      9,393          120,671         4,812          48,765        47,532          644,126
Shares reinvested from
distributions                       --               --            --              --            --               --
Shares redeemed                     --               --          (273)         (2,845)      (38,564)        (430,769)
                           -----------    -------------    ----------    ------------    ----------     ------------
Net increase                     9,393    $     120,671         4,539    $     45,920         8,968     $    213,357
                           ===========    =============    ==========    ============    ==========     ============

----------
* Commencement of operations November 16, 1998 for A shares, October 6, 1999 for B shares, and July 20, 2000 for C shares.

** Commencement of operations January 6, 1998 for Class A shares, October 12, 1999 for Class B shares, and July 20, 2000 for C shares.

*** Commencement of operations January 6, 1998 for Class A shares, October 9, 1999 for Class B shares, and July 24, 2000 for C shares.

(a) Transactions in capital stock have been restated to reflect a three for one stock split which occurred on December 15, 2000.

(b) Transactions in capital stock have been restated to reflect a two for one stock split which occurred on December 15, 2000.

Monument Digital Technology Fund

Financial Highlights
For a Share Outstanding Throughout The Period


                                                    CLASS A SHARE
                                     SIX-MONTH
                                    PERIOD ENDED
                                      APRIL 30,      YEAR ENDED      PERIOD ENDED
                                        2001          OCTOBER         OCTOBER 31,
                                     (UNAUDITED)        2000             1999*
                                     -----------        ----             ----

PER SHARE OPERATING
PERFORMANCE
Net asset value,
beginning of period                 $     9.96       $     9.99(a)    $    10.00
                                    ----------       ----------       ----------
Income from investment
operations --
  Net investment loss                    (0.03)           (0.23)           (0.58)
  Net realized and
unrealized gain (loss)
     on investments                      (4.16)            0.20            20.56
                                    ----------       ----------       ----------
Total from investment operations         (4.19)           (0.03)           19.98
                                    ----------       ----------       ----------

Distributions from net
  investment income                       --               --               --
Distributions from realized
  gains on investments                    --               --  (b)          --
                                    ----------       ----------       ----------
Total distributions                       --               --               --
                                    ----------       ----------       ----------
NET ASSET VALUE, end of period      $     5.77       $     9.96       $    29.98
                                    ==========       ==========       ==========

Total Return (excludes                  (42.07)%***       (0.28)%         185.53%***
  sales charge)
Ratios/Supplemental Data
Net assets, end of period           $   36,823       $   78,680       $   63,745
  (000's)
Ratio to average net assets
  Expenses (including waivers)            2.98%**          2.11%            2.76%**
  Expenses (excluding waivers)            3.36%**          2.20%            2.76%**
  Expenses (including
    extraordinary expenses)               3.84%**          2.29%            --
  Expenses including soft dollars         3.99%**          2.36%            2.84%**
  Net investment loss                    (1.10)%**        (1.59)%          (2.45)%**
   (including waivers)
  Net investment loss                    (1.47)%**        (1.69)%          (2.45)%**
   (excluding waivers)
  Net investment loss
   (including extraordinary              (1.96)%**        (1.77)%           --
   expenses)
Portfolio turnover rate                 137.08%***       107.13%          112.00%***

----------
*    Commencement of operations November 16, 1998.

**   Annualized

***  Not annualized

(a) Net asset values, beginning of period, have been restated to reflect a three for one stock split to shareholders of record October 29, 1999, payable November 1, 1999.

(b)  Less than $0.01 per share

                                             CLASS B SHARE
                              SIX-MONTH
                            PERIOD ENDED
                              APRIL 30,        YEAR ENDED     PERIOD ENDED
                                2001            OCTOBER        OCTOBER 31,
                             (UNAUDITED)          2000            1999*
                             -----------          ----            -----

PER SHARE OPERATING
PERFORMANCE
Net asset value,
  beginning of period         $    9.87        $     9.98(a)    $   27.09
                              ---------        ----------       ---------

Income from investment
operations --
  Net investment loss             (0.06)            (0.30)          (0.06)
  Net realized and
    unrealized gain (loss)
    on investments                (4.11)             0.19            2.92
                              ---------        ----------       ---------
Total from investment             (4.17)            (0.11)           2.86
                              ---------        ----------       ---------
operations
  Distributions from net
    investment income              --                --              --
  Distributions from
    realized gains on
    investments                    --                --  (b)         --
                              ---------        ----------       ---------
Total distributions                --                --              --
                              ---------        ----------       ---------
NET ASSET VALUE, end of
  period                      $    5.70        $     9.87       $   29.95
                              =========        ==========       =========

Total Return (excludes           (42.25)%***        (1.08)%         10.55%***
sales charge)
Ratios/Supplemental Data
Net assets, end of period     $   8,219        $   17,399       $   1,552
(000's)
Ratio to average net
  assets
  Expenses (including              3.51%**           2.84%           2.40%**
    waivers)
  Expenses (excluding              3.86%**           3.11%           2.40%**
    waivers)
  Expenses (including
    extraordinary expenses)        4.43%**           3.22%           --
  Expenses including soft          4.58%**           3.29%           2.40%**
    dollars
  Net investment loss             (1.63)%**         (2.21)%         (3.23)%**
    (including waivers)
  Net investment loss             (1.97)%**         (2.48)%         (3.23)%**
    (excluding waivers)
  Net investment loss
   (including extraordinary       (2.55)%**         (2.59)%          --
   expenses)
Portfolio turnover rate          137.08%***        107.13%         112.00%***


----------

*    Commencement of operations October 6, 1999.

**   Annualized

***  Not annualized

(a) Net asset values, beginning of period, have been restated to reflect a three for one stock split to shareholders of record October 29, 1999, payable November 1, 1999.

(b)  Less than $0.01 per share

                                                          CLASS C SHARE
                                               SIX-MONTH
                                              PERIOD ENDED
                                                APRIL 30,         PERIOD ENDED
                                                  2001             OCTOBER 31,
                                              (UNAUDITED)             2000*
                                              -----------             ----

PER SHARE OPERATING
PERFORMANCE
Net asset value,
beginning of period                              $  9.95            $ 13.32
                                                 -------            -------

Income from investment
operations --
  Net investment loss                              (0.05)             (0.08)
  Net realized and                                 (4.14)             (3.29)
                                                 -------            -------
unrealized loss on
investments
Total from investment                              (4.19)             (3.37)
                                                 -------            -------
operations
  Distributions from net                            --                 --
investment income
  Distributions from                                --                 --
                                                 -------            -------
realized gains on
investments
Total distributions                                 --                 --
                                                 -------            -------
NET ASSET VALUE, end of period                   $  5.76            $  9.95
                                                 =======            =======

Total Return (excludes                            (42.11)%***        (25.30)%***
  sales charge)
Ratios/Supplemental Data
Net assets, end of period                        $    62            $    93
  (000's)
Ratio to average net assets
  Expenses (including                               3.54%**            2.99%**
    waivers)
  Expenses (excluding                               3.89%**            3.46%**
    waivers)
  Expenses (including                               3.92%**            3.98%**
    extraordinary expenses)
  Expenses including soft                           4.06%**            4.24%**
    dollars
  Net investment loss                              (1.61)%**          (2.46)%**
    (including waivers)
  Net investment loss                              (1.96)%**          (2.94)%**
    (excluding waivers)
  Net investment loss
    (including extraordinary
    expenses)                                      (1.98)%**          (3.44)%**
Portfolio turnover rate                           137.08%***         107.13%**

----------
*    Commencement of operations July 20, 2000.

**   Annualized

***  Not annualized

Monument Medical Sciences Fund

Financial Highlights
For a Share Outstanding Throughout The Period

                                           CLASS A SHARE
                       SIX-MONTH
                      PERIOD ENDED
                       APRIL 30,       YEAR ENDED    YEAR ENDED   PERIOD ENDED
                         2001          OCTOBER 31    OCTOBER 31   OCTOBER 31,
                      (UNAUDITED)         2000          1999         1998*
                      -----------         ----          ----         ----

PER SHARE OPERATING
  PERFORMANCE
Net asset value,
beginning of
  period              $    10.40(a)     $    16.11     $   10.32     $ 10.00
                      ----------        ----------     ---------     -------
Income from
investment
  operations--
  Net investment           (0.09)            (0.23)        (0.10)       0.04
income (loss)
  Net realized and
unrealized gain
    (loss) on              (2.63)            15.75          5.89        0.28
                      ----------        ----------     ---------     -------
investments
Total from                 (2.72)            15.52          5.79        0.32
                      ----------        ----------     ---------     -------
investment
operations
  Distributions
from net
    investment              --                --  (b)       --          --
income
  Distributions
from realized
    gains on                --               (0.43)         --          --
                      ----------        ----------     ---------     -------
investments
Total distributions         --               (0.43)         --          --
                      ----------        ----------     ---------     -------
NET ASSET VALUE,
end of
  period              $     7.68        $    31.20     $   16.11     $ 10.32
                      ==========        ==========     =========     =======
Total Return
(excludes sales
  charge)                 (26.15)%***        98.43%        56.11%       3.20%***
Ratios/Supplemental
Data
Net assets, end of    $   16,974        $   26,565     $   1,401     $   214
period (000's)
Ratio to average
net assets
  Expenses                  2.98%**           2.02%         1.87%       0.00%**
(including waivers)
  Expenses                  3.37%**           2.70%        16.73%      51.07%**
(excluding waivers)
  Expenses
(including
    extraordinary           3.58%**           2.85%         --          --
expenses)
  Expenses                  3.72%**           2.92%        16.81%      51.07%**
including soft
dollars
  Net investment
income (loss)
    (including             (1.80)%**         (0.82)%       (1.00)%      0.66%
waivers)
  Net investment
income (loss)
    (excluding             (2.19)%**         (1.48)%        --          --
waivers)
  Net investment
income (loss)
  (including
  extraordinary
  expenses)                (2.64)%**         (1.63)%        --          --
Portfolio turnover         57.39%***        141.40%        61.00%      82.00%***
rate

----------
*    Commencement of operations January 6, 1998.

**   Annualized

***  Not annualized

(a) Net asset values, beginning of period, have been restated to reflect a three for one stock split to shareholders of record December 14, 2000, payable December 15, 2000

(b)  Less than $0.01 per share.

                                                   CLASS B SHARE
                                   SIX-MONTH
                                 PERIOD ENDED
                                   APRIL 30,        YEAR ENDED    PERIOD ENDED
                                     2001           OCTOBER 31     OCTOBER 31,
                                  (UNAUDITED)          2000          1999*
                                  -----------          ----          -----


PER SHARE OPERATING
PERFORMANCE
Net asset value,                  $    10.32(a)   $       16.11   $   16.95
                                  ----------         ----------      ------
beginning of period
Income from investment
operations --
  Net investment loss                  (0.12)             (0.40)      (0.01)
  Net realized and
unrealized gain (loss)
     on investments                    (2.60)             15.67       (0.83)
                                  ----------         ----------      ------
Total from investment                  (2.72)             15.27       (0.84)
                                  ----------         ----------      ------
operations
  Distributions from net                --                 --  (b)     --
investment income
  Distributions from
realized gains on
     investments                        --                (0.43)       --
                                  ----------         ----------      ------
Total distributions                     --                (0.43)       --
                                  ----------         ----------      ------
NET ASSET VALUE, end of period    $     7.60         $    30.95      $16.11
                                  ==========         ==========      ======

Total Return (excludes                (23.19)%***         96.85%      (4.98)%***
sales charge)
Ratios/Supplemental Data
Net assets, end of period         $   10,729         $   16,568      $   25
(000's)
Ratio to average net
assets
  Expenses (including                   3.52%**            2.61%       2.40%**
waivers)
  Expenses (excluding                   3.89%**            3.26%      17.43%**
waivers)
  Expenses (including
extraordinary
     expenses)                          4.18%**            3.42%       --
  Expenses including soft               4.33%**            3.50%      17.43%**
dollars
  Net investment income
(loss) (including
     waivers)                          (2.32)%**          (1.39)%     (1.51)%
  Net investment income
(loss) (excluding
     waivers)                          (2.70)%**          (2.04)%      --
  Net investment income
(loss) (including
     extraordinary                     (2.99)%**          (2.20)%      --
expenses)
Portfolio turnover rate                57.39%***         141.40%      61.00%**

----------

*    Commencement of operations October 12, 1999.

**   Annualized

***  Not annualized

(a) Net asset values, beginning of period, have been restated to reflect a three for one stock split to shareholders of record December 14, 2000, payable December 15, 2000

(b)  Less than $0.01 per share.

                                                        CLASS C SHARE
                                               SIX-MONTH
                                              PERIOD ENDED
                                               APRIL 30,         PERIOD ENDED
                                                  2001            OCTOBER 31,
                                               (UNAUDITED)           2000*
                                               -----------           ----

PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning
  of period                                       $10.37(a)         $ 30.05
                                                  ------            -------

Income from investment
operations --
  Net investment loss                              (0.10)             (0.23)
  Net realized and                                 (2.62)              1.29
                                                  ------            -------
unrealized gain (loss) on
investments
Total from investment                              (2.72)              1.06
                                                  ------            -------
operations
  Distributions from net                            --                 --
investment income
  Distributions from                                --                 --
                                                  ------            -------
realized gains on investments
Total distributions                                 --                 --
                                                  ------            -------
NET ASSET VALUE, end of period                    $ 7.65            $ 31.11
                                                  ======            =======

Total Return (excludes sales                      (26.23)%***          3.53%***
charge)
Ratios/Supplemental Data
Net assets, end of period                         $   83            $    47
(000's)
Ratio to average net assets
  Expenses (including                               3.62%**            3.00%**
waivers)
  Expenses (excluding                               3.98%**            3.32%**
waivers)
  Expenses (including                               3.99%**            3.82%**
extraordinary expenses)
  Expenses including soft                           4.14%**            4.07%**
dollars
  Net investment income                            (2.32)%**          (2.16)%**
(loss) (including waivers)
  Net investment income                            (2.68)%**          (2.49)%**
(loss) (excluding waivers)
  Net investment income
(loss) (including
extraordinary
     expenses)                                     (2.69)%**          (2.98)**
Portfolio turnover rate                            57.39%***         141.40%**

----------
*    Commencement of operations July 20, 2000.

**   Annualized

***  Not annualized

(a) Net asset values, beginning of period, have been restated to reflect a three for one stock split to shareholders of record December 14, 2000, payable December 15, 2000

Monument Telecommunications Fund

Financial Highlights
For a Share Outstanding Throughout The Period

                                               CLASS A SHARE
                          SIX-MONTH
                         PERIOD ENDED
                          APRIL 30,       YEAR ENDED   YEAR ENDED  PERIOD ENDED
                            2001           OCTOBER 31  OCTOBER 31   OCTOBER 31,
                         (UNAUDITED)        2000*         1999         1998*
                         -----------        ----          ----         ----

PER SHARE
OPERATING
  PERFORMANCE
Net asset value,
beginning of
  period                 $   10.60(a)     $    19.97     $ 10.78     $ 10.00
                         ---------        ----------     -------     -------
Income from
investment
  operations--
  Net investment             (0.07)            (0.32)      (0.14)       0.04
income (loss)
  Net realized
and unrealized
    gain (loss)              (3.43)             2.70        9.33        0.74
                         ---------        ----------     -------     -------
on investments
Total from
investment
  operations                 (3.50)             2.38        9.19        0.78
                         ---------        ----------     -------     -------

Distributions
from net
      investment              --               --   (b)     --          --
income

Distributions
from realized
      gains on                --               (1.15)       --          --
                         ---------        ----------     -------     -------
investments
Total                         --               (1.15)       --          --
                         ---------        ----------     -------     -------
distributions
NET ASSET VALUE,
end
  of period              $    7.10        $    21.20     $  9.97     $  0.78
                         =========        ==========     =======     =======
Total Return
(excludes sales
  charge)                   (33.02)%***        11.31%      85.24%       7.80%***
Ratios/Supplemental
Data
Net assets, end
of period
  (000's)                $   6,339        $   11,775     $   593     $   181
Ratio to average
net
  assets--
  Expenses                    3.07%**           2.02%       1.84%       0.00%**
(including
waivers)
  Expenses                    4.09%**           2.70%      37.06%      58.25%
(excluding
waivers)
  Expenses
(including
                              4.52%**           2.84%       --          --
extraordinary
expenses)
  Expenses
including soft
    dollars                   4.67%**           2.92%      37.15%      58.25%**
  Net investment
income (loss)
    (including               (1.63)%**         (1.17)%     (1.40)%      0.70%**
waivers)
  Net investment
income (loss)
    (excluding               (2.65)%**         (1.85)%      --          --
waivers)
  Net investment
income (loss)
    (including
extraordinary
    expenses)                (3.08)%**         (1.98)%      --          --
Portfolio                    72.17%***         60.82%     250.00%      88.00%***
turnover rate

----------
*    Commencement of operations January 6, 1998.

**   Annualized

***  Not annualized

(a) Net asset values, beginning of period, have been restated to reflect a two for one stock split to shareholders of record December 14, 2000, payable December 15, 2000

(b)  Less than $0.01 per share.

                                              CLASS B SHARE
                            SIX-MONTH
                           PERIOD ENDED
                             APRIL 30,      YEAR ENDED       PERIOD ENDED
                               2001         OCTOBER 31        OCTOBER 31,
                            (UNAUDITED)        2000              1999*
                            -----------        ----              ----

PER SHARE OPERATING
PERFORMANCE
Net asset value,            $   10.52(a)     $   19.97          $ 17.65
                            ---------        ---------          -------
beginning of period
Income from investment
operations --
  Net investment loss           (0.09)           (0.49)           (0.02)
  Net realized and
unrealized gain (loss)
     on investments             (3.41)            2.71             2.34
                            ---------        ---------          -------
Total from investment           (3.50)            2.22             2.32
                            ---------        ---------          -------
operations
     Distributions from
net investment
       income                    --              --  (b)           --
     Distributions from
realized gains on
       investments               --              (1.15)            --
                            ---------        ---------          -------
Total distributions              --              (1.15)            --
                            ---------        ---------          -------
NET ASSET VALUE, end of
period                      $    7.02        $   21.04          $ 19.97
                            =========        =========          =======

Total Return (excludes         (33.27)%***       10.48%           13.17%***
sales charge)
Ratios/Supplemental Data
Net assets, end of period   $   3,927        $   6,884          $    65
(000's)
Ratio to average net
assets--
  Expenses (including            3.62%**          2.61%            2.40%**
waivers)
  Expenses (excluding            4.61%**          3.63%           37.15%
waivers)
  Expenses (including
extraordinary
     expenses)                   5.03%**          3.77%            --
  Expenses including soft        5.18%**          3.84%           37.15%**
dollars
  Net investment income
(loss) (including
     waivers)                   (2.16)%**        (1.68)%**        (1.95)%
  Net investment income
(loss) (excluding
     waivers)                   (3.16)%**        (2.69)%           --
  Net investment income
(loss) (including
     extraordinary              (3.58)%**        (2.83)%           --
expenses)
Portfolio turnover rate         72.17%***        60.82%          250.00%**

----------
*    Commencement of operations October 9, 1999.

**   Annualized

***  Not annualized

(a) Net asset values, beginning of period, have been restated to reflect a two for one stock split to shareholders of record December 14, 2000, payable December 15, 2000

(b)  Less than $0.01 per share.

                                                        CLASS C SHARE
                                                SIX-MONTH
                                               PERIOD ENDED
                                                APRIL 30,          PERIOD ENDED
                                                   2001             OCTOBER 31,
                                               (UNAUDITED)             2000*
                                               -----------             ----

PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning
of period                                          $10.56(a)         $29.54
                                                   ------            ------

Income from investment
operations --
  Net investment loss                               (0.09)            (0.15)
  Net realized and                                  (3.40)            (8.28)
                                                   ------            ------
unrealized loss on
investments
Total from investment                               (3.49)            (8.43)
                                                   ------            ------
operations
     Distributions from net                          --                --
investment income
     Distributions from                              --                --
                                                   ------            ------
realized gains on
investments
Total distributions                                  --                --
                                                   ------            ------
NET ASSET VALUE, end of period                     $ 7.07         $   21.11
                                                   ======            ======

Total Return (excludes                             (33.02)%**        (28.54)%***
sales charge)
Ratios/Supplemental Data
Net assets, end of period                          $   77            $   95
(000's)
Ratio to average net assets
  Expenses (including                                 3.69%**           2.98%**
waivers)
  Expenses (excluding                                4.69%**           3.76%**
waivers)
  Expenses (including                                4.71%**           4.49%**
extraordinary expenses)
  Expenses including soft                            4.86%**           4.76%**
dollars
  Net investment income                             (2.18)%**         (2.23)%**
(loss) (including waivers)
  Net investment income                             (3.19)%**         (3.02)%**
(loss) (excluding waivers)
  Net investment income
(loss) (including
     extraordinary expenses)                        (3.21)%**         (3.74)%**
Portfolio turnover rate                             72.17%***         60.82%**

----------
* Commencement of operations January 6, 1998 for Class A shares, October 9, 1999 for Class B shares and July 24, 2000 for Class C shares.

**   Annualized

***  Not annualized

(a) Net asset values, beginning of period, have been restated to reflect a two for one stock split to shareholders of record December 14, 2000, payable December 15, 2000

Monument Series Fund
Notes to Financial Statements (Unaudited)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     Monument Digital Technology Fund (renamed from Monument Internet Fund effective November 15, 2000), Monument Medical Sciences Fund and Monument Telecommunications Fund (each a "Fund" and collectively the "Funds") are each series of Monument Series Fund ("MSF") which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company, and is organized as a Delaware business trust.

     The Funds currently offer three classes of shares: Class A, Class B, and Class C. Each class is subject to a combination of different 12b-1 Plan expenses and load structures.

     The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with generally accepted accounting principles.

     A. USE OF ESTIMATES -- The process of preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     B. INVESTMENT VALUATION -- Equity securities listed on an established securities exchange or on the NASDAQ National Market System are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale, at the mean between the closing bid and asked price on that day. Over-the-counter portfolio securities are valued at the mean between the last bid and asked prices based upon quotes furnished by market markers for such securities. Exchange listed convertible debt securities are valued at the mean between the last bid and asked prices obtained from broker-dealers or a comparable alternative, such as Bloomberg or Telerate.

     Other securities for which market quotes are readily available are valued at the current market price, which may be obtained from a pricing service. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board of Trustees.

     C. INVESTMENT TRANSACTIONS -- All securities are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified costs.

     D. FEDERAL INCOME TAXES -- The Funds are treated as separate entities for Federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute substantially all taxable income, including realized capital gains. In addition, by distributing during each calendar year substantially all net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal income excise tax.

     E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Funds intend to pay an annual dividend to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gains distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

     F. DEFERRED ORGANIZATION COSTS -- Organization costs incurred by certain funds have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that each fund commenced operations.

NOTE 2 -- RELATED PARTY TRANSACTIONS

     Monument Advisors, Ltd. ("Advisors"), is a wholly-owned subsidiary of The Monument Group, Inc. ("Group"). David A. Kugler owns all of the voting shares of Group.

     Advisors has been retained under an Investment Advisory agreement to supervise the management and investment program of the Funds. As full compensation for its services, Advisors receives a fee as follows: 1.25% on the first $250 million in Fund assets; 1.00% of the next $250 million; 0.875% of the next $250 million; 0.75% of the next $250 million; and 0.625% in excess of $1 billion. Advisors has contractually agreed to waive its fees and to pay expenses to the extent necessary to cap Class A Share total operating expenses at 4.75%; and Class B and Class C total operating expenses at 5.25% of the Funds' average daily net assets through an initial term of May 1, 2001. The initial term may be extended beyond that date. The expense cap was raised to the current levels effective March 15, 2001, and there is no guarantee that the cap will remain at the current levels or continue in place. For the period ended April 30, 2001 the Funds incurred investment adviser fees totaling $670,503. Of the total investment advisory fee incurred by the Funds, Advisors received $432,241. The balance of the fee was either waived or reimbursed by Advisors pursuant to the expense cap. Advisors may in the future seek to recoup the amounts waived or reimbursed.

     Monument Distributors, Inc. ("Distributors"), a wholly-owned subsidiary of Group, is the distributor and principal underwriter for the Funds. The Funds have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Funds pay Distributors for expenses which are primarily intended to result in the sale of Fund shares. Such expenses may include, but are not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payment to dealers and shareholder servicing agents that enter into an agreement with Distributors. The Funds may incur such distribution expenses at the rate of 0.50% per annum for its Class A Shares, and 1.00% per annum for its Class B and C Shares, on each class's average net assets. For the period ended April 30, 2001 the Funds incurred 12b-1 fees as follows:

                                                CLASS A     CLASS B   CLASS C
                                                -------     -------   -------
     Monument Digital Technology Fund ......    $122,161    $54,355    $371
     Monument Medical Sciences Fund ........      51,039     62,430     359
     Monument Telecommunications Fund ......      19,944     23,851     389

     Monument   Shareholder   Services,   Inc.   ("Shareholder   Services"),   a
wholly-owned subsidiary of Group, serves as Administrator of the Funds and supervises all aspects of the operation of the Funds, except those performed by Advisors. Shareholder Services has entered into a Sub-Administrative Services agreement with PFPC Inc. to which Shareholder Services has delegated a portion of its duties for the benefit of the Funds. As administrator, Shareholder Services and PFPC Inc. receive an asset-based administrative fee, at the annual rate of 0.135% of average net assets. For the period ended April 30, 2001 the Funds incurred administrative fees totaling $71,286, of which $28,184 was paid to Shareholder Services.

     Shareholder Services serves as transfer agent to the Funds. Shareholder Services has entered into a Sub-Transfer Agent Services agreement with PFPC Inc. to which Shareholder Services has delegated a portion of its duties for the benefit of the Funds. As transfer agent, Shareholder Services receives an asset-based transfer agent fee, at an annual rate of 0.08% of the first $250 million, 0.06% of the next $250 million; 0.04% of the next $250 million; 0.02% of the next $750 million; and 0.01% of assets in excess of $1.5 billion. PFPC Inc. is paid on a per account basis. For the period ended April 30, 2001 the Funds incurred transfer agent fees totaling $289,368, of which $42,244 was paid to Shareholder Services.

     Shareholder Services serves as fund accounting services agent to the Funds. Shareholder Services has entered into a Sub-Fund Accounting Services agreement with PFPC Inc. to which Shareholder Services has delegated a portion of its duties for the benefit of the Funds. As Fund Accounting agent, Shareholder
Services and PFPC Inc. receive an asset-based accounting fee based upon each portfolio's average net assets, as follows: 0.16% of the first $250 million; 0.12% of the next $250 million; 0.08% of the next $250 million; 0.04% of the next $750 million; and 0.03% of assets in excess of $1.5 billion. For the period ended April 30, 2001 the Funds incurred fund accounting fees totaling $84,486, of which $3,882 was paid to Shareholder Services.

     Through December 31, 2000, each trustee who is not affiliated with Advisors ("Independent Trustee") received as compensation $2,000 per year, plus an additional fee of $500 per day for attendance at any meeting of the Board of Trustees or one of its committees (including any meeting held by telephonic conference). Effective January 1, 2001, the annual retainer is $6,000 per Independent Trustee, plus an additional $1,000 for the Audit Committee chairperson. In addition, Independent Trustees are paid $500 per each meeting of the Fund and its committees. However, attendance by telephone has been reduced to $375 per day of attendance. Trustees continue to be reimbursed for out-of-pocket expenses associated with meeting attendance.

NOTE 3 -- SOFT DOLLAR ARRANGEMENTS

     In allocating brokerage business to purchase securities for the Funds, Advisors gave preference to certain broker-dealers that provided brokerage, research, or other services to Advisors for the benefit of the Funds under soft dollar arrangements. In making such allocations, Advisors determined that the prices obtained were consistent with its obligation to obtain best execution on behalf of the Funds. During the period ended April 30, 2001, the value of soft dollar arrangements to the Funds totaled $77,221.

     Prior to the end of the fiscal year, the Funds entered into an arrangement with a broker-dealer firm whereby the broker-dealer firm will use a portion of the brokerage commissions earned in connection with trades on behalf of the Fund series to pay for services provided to the Funds. A payment for custodial services rendered of $6,396 was paid to PFPC Trust Co. on behalf of the Funds by the broker-dealer during the period ended April 30, 2001. The Funds intend to enter into additional brokerage-service arrangements in the future.

NOTE 4 -- STOCK SPLIT

     The Monument Digital Technology Fund effected a three for one stock split for shareholders of record on October 29, 1999, payable November 1, 1999.

     The Monument Medical Sciences Fund effected a three for one stock split for shareholders of record on December 14, 2000, payable December 15, 2000.

     The Monument Telecommunications Fund effected a two for one stock split for shareholders of record on December 14, 2000, payable December 15, 2000.

NOTE 5 -- INVESTMENTS

     During the period ended April 30, 2001, purchases and sales of securities of investment transactions (excluding short-term investments) were as follows:

                                 MONUMENT       MONUMENT
                                 DIGITAL        MEDICAL          MONUMENT
                                TECHNOLOGY     SCIENCES     TELECOMMUNICATIONS
                                  FUND           FUND             FUND
                                  ----           ----             ----
     Purchase ..........      $52,122,340      $14,271,262      $ 6,858,150
     Sales .............      $76,077,757      $24,007,289      $12,137,940

NOTE 6 -- OPEN COVERED CALL/PUT OPTIONS WRITTEN

     As of April 30, 2001, portfolio securities valued at $1,067,920 and $5,592,690 were pledged by the custodian as cover for call options written by the Monument Digital Technology Fund and Monument Medical Sciences Fund, respectively. Cash in the amount of $233,300 has been pledged as cover for put options written by the Monument Medical Sciences Fund.

     Transactions in call options written during the period ended April 30, 2001 are summarized as follows:


                                                                                   MONUMENT
                                  MONUMENT             MONUMENT MEDICAL       TELECOMMUNICATIONS
                           DIGITAL TECHNOLOGY FUND        SCIENCES FUND              FUND
                              OPTION CONTRACTS         OPTION CONTRACTS        OPTION CONTRACTS
                           ----------------------     --------------------    --------------------
                            NUMBER OF    PREMIUM      NUMBER OF   PREMIUM     NUMBER OF   PREMIUM
                            CONTRACT     RECEIVED     CONTRACT    RECEIVED    CONTRACT    RECEIVED
                            --------    ----------    --------    --------    --------    --------
     Beginning of Period .    1,190    $   800,536       653    $   338,145          0    $     0
     Written .............    7,673      3,309,771     3,810      2,246,873         80     42,499
     Closed ..............   (7,813)    (3,653,386)   (2,690)    (1,500,243)       (80)   (42,499)
     Exercised ...........       --             --        --             --         --         --
     Expired .............     (490)      (329,307)     (503)      (271,835)        --         --
                             ------    -----------    ------    -----------    -------    -------
     End of Period .......      560    $   127,614     1,270    $   812,940          0    $     0
                             ======    ===========    ======    ===========    =======    =======

   Transactions in put options written during the period ended April 30, 2001 are summarized as follows:


                                                                                   MONUMENT
                                  MONUMENT             MONUMENT MEDICAL       TELECOMMUNICATIONS
                           DIGITAL TECHNOLOGY FUND        SCIENCES FUND              FUND
                              OPTION CONTRACTS         OPTION CONTRACTS        OPTION CONTRACTS
                            ----------------------    --------------------    --------------------
                            NUMBER OF   PREMIUM       NUMBER OF   PREMIUM     NUMBER OF   PREMIUM
                            CONTRACT    RECEIVED      CONTRACT    RECEIVED    CONTRACT    RECEIVED
                            --------    ----------    --------    --------    --------    --------
     Beginning of Period .    300      $ 143,745         150      $    93,434       0      $   0
     Written .............    832        744,544       2,890        2,268,361      --         --
     Closed ..............   (818)      (511,977)     (2,821)      (2,273,217)     --         --
     Exercised ...........   (197)      (255,660)       (119)         (65,703)     --         --
     Expired .............   (117)      (120,652)         --               --      --         --
                             ----      ---------      ------      -----------   -----      -----
     End of Period .......      0      $       0         100      $    22,875       0      $   0
                             ====      =========      ======      ===========   =====      =====


NOTE 7 -- BROKERAGE COMMISSIONS

     The Funds placed a portion of their portfolio transactions with an affiliated brokerage firm. The commissions paid to the affiliate through the period ended April 30, 2001 amounted to $14,885.

NOTE 8 -- RECLASSIFICATION OF COMPONENTS OF NET ASSETS

     At October 31, 2000,  undistributed  net  investment  losses of $2,678,575,
$358,219, and $269,912, were reclassified into paid in capital for Monument Digital Technology Fund, Monument Medical Sciences Fund, and Monument Telecommunications Fund, respectively.

NOTE 9 -- CAPITAL LOSS CARRYFORWARDS

     At October 31, 2000, the Funds had capital loss carryforwards as follows:

                          MONUMENT DIGITAL
                          TECHNOLOGY FUND                          MONUMENT
       EXPIRATION           (FORMERLY       MONUMENT MEDICAL  TELECOMMUNICATIONS
          DATE            INTERNET FUND)    SCIENCES FUND            FUND
          ----           ---------------    -------------            ----
     October 31, 2005                --          2,788              8,656
     October 31, 2006            62,686             --                 --
     October 31, 2007        17,420,103        486,110          4,527,989

NOTE 10 -- SUBSEQUENT EVENTS

     Effective May 9, 2001, Monument Advisors, Ltd. entered into a sub-advisory agreement with Orbitex Management, Inc. for the Monument Digital Technology, Monument Medical Sciences, and Monument Telecommunications Funds. Continuation of the agreement beyond October 8, 2001 with respect to each Fund is contingent on shareholder approval.

NOTE 11 -- TEMPORARY DEFENSIVE POSITIONS

     As disclosed in the Prospectus for the Funds, when market conditions are deemed unusual, Advisors may employ certain strategies in an attempt to hedge against market declines. As of April 30, 2001, cash and cash equivalents as a percentage of net assets were: 64.4%, 38.6%, and 47.4% for the Monument Digital Technology Fund, Monument Medical Sciences Fund, and Monument Telecommunications Fund, respectively. These percentages may have been higher or lower throughout the period. When market conditions considered "normal" resume, holdings by the Funds of cash and cash equivalents will likely decline.

INVESTMENT ADVISOR:
Monument Advisors, Ltd.
7201 Wisconsin Ave., Suite 650
Bethesda, MD 20814

DISTRIBUTOR:
Monument Distributors, Inc.
7201 Wisconsin Ave., Suite 650
Bethesda, MD 20814

INDEPENDENT AUDITORS:
Deloitte & Touche LLP
2 World Financial Center
South Tower, 9th Floor
New York, NY 10281

TRANSFER AGENT:

For account information, wire purchases or redemptions, call or write:
Monument Series Fund
c/o PFPC Inc.
P.O. Box 61503
King of Prussia, PA 19406-0903
(888) 420-9950 Toll Free

MORE INFORMATION:

For 24 hour, 7 days a week price information, and for information on any series of Monument Series Fund, investment plans, and other shareholder services, call
(888) 420-9950 Toll Free.

                           [Monument Funds Group Logo]

                              Monument Series Fund

                        Monument Digital Technology Fund

                         Monument Medical Sciences Fund

                        Monument Telecommunications Fund


                       Semi-Annual Report To Shareholders
                              For the Period Ended
                                 April 30, 2001